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                                                                     EXHIBIT 3.2

                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                          OF A PRIVATE LIMITED COMPANY


                               Company No. 3227432


The Registrar of Companies for England and Wales hereby certifies that

ALNERY NO. 167 LIMITED

is this day incorporated under the Companies Act 1985 as a private company and that the company is limited.


Given at Companies House, Cardiff, the 19th July 1996


                                                          /s/ G Wookey
                                                            G. Wookey

                                                  For the Registrar of Companies


                                     [LOGO]
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                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME


                               Company No. 3227432


The Registrar of Companies for England and Wales hereby certifies that

ALNERY NO. 1607 LIMITED

having by special resolution changed its name, is now incorporated under the name of

Yorkshire Power Group Limited

Given at Companies House, London, the 21st February 1997



                                                         /s/ S. Bashar
                                                         Miss S. Bashar
                                                  For The Registrar Of Companies

                                     [LOGO]
                                COMPANIES HOUSE

                          CERTIFICATE OF INCORPORATION

                          OF A PRIVATE LIMITED COMPANY


                               Company No. 3227432


The Registrar of Companies for England and Wales hereby certifies that

ALNERY NO. 167 LIMITED

is this day incorporated under the Companies Act 1985 as a private company and that the company is limited.


Given at Companies House, Cardiff, the 19th July 1996


                                                  /s/ G Wookey
                                                  G. Wookey

                                                  For the Registrar of Companies

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME


                               Company No. 3227432


The Registrar of Companies for England and Wales hereby certifies that

ALNERY NO. 1607 LIMITED

having by special resolution changed its name, is now incorporated under the name of

Yorkshire Power Group Limited

Given at Companies House, London, the 21st February 1997


                                                  /s/ S. Bashar
                                                  Miss S. Bashar
                                                  For The Registrar Of Companies